UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

DRAGON PHARMACEUTICAL INC.

(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation)	000-27937 (Commission File Number)	65-0142474 (IRS Employer Identification No.)

650 West Georgia Street, Suite 310 Vancouver, British Columbia (Address of Principal Executive Offices)	V6B 4N9 (Zip Code)

(604) 669-8817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

          On March 31, 2009, Dragon Pharmaceutical Inc. (the “Company”) issued a press release announcing its financial results for the fiscal year ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99	Press release dated March 31, 2009 titled “Dragon Pharma Announces Record Annual Financial Results For 2008”

The information set forth under Item 2.02 of this Form 8-K and Exhibit 99 attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGON PHARMACEUTICAL INC.,
a Florida Corporation

Dated: April 2, 2009

/s/ Garry Wong

Garry Wong

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated March 31, 2009 titled “Dragon Pharma Announces Record Annual Financial Results For 2008”

4